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                                                                  EXHIBIT 10q(3)

                      SECOND AMENDMENT TO CREDIT AGREEMENT



     This SECOND AMENDMENT TO CREDIT AGREEMENT ("Second Amendment") is made as of this 1st day of July, 1996 by and among Credit Acceptance Corporation, a Michigan corporation ("Company"), Credit Acceptance Corporation UK Limited, a corporation organized under the laws of England ("Permitted Borrower"), Comerica Bank and the other banks signatory hereto (individually, a "Bank" and collectively, the "Banks") and Comerica Bank, as agent for the Banks (in such capacity, "Agent").

                                    RECITALS

     A. Company, Permitted Borrower, Agent and the Banks entered into that certain Amended and Restated Credit Agreement dated as of January 8, 1996, as amended by First Amendment dated April 19, 1996 (as so amended, the "Credit Agreement") under which the Banks renewed and extended (or committed to extend) credit to the Company, as set forth therein;

     B. The Company and the Permitted Borrower have requested that Agent and the Banks agree to make certain amendments to the Credit Agreement (including increasing the amount of the Line of Credit), and Agent and the Banks are willing to do so, but only on the terms and conditions set forth in this Second Amendment.

     NOW THEREFORE, Company, Permitted Borrower, Agent and the Banks agree:

     1. Section 1.90 of the Credit Agreement (establishing the "Line of Credit Maximum Amount") is hereby amended to increase the amount shown therein from Sixty Million Dollars ($60,000,000) to Ninety-Two Million Dollars ($92,000,000).

     2. Section 1.93 of the Credit Agreement (the definition of
"Majority Banks") is hereby amended and restated in its entirety as follows:

        "1.93. 'Majority Banks' shall mean at any time Banks holding at least 66-2/3% of the Weighted Percentages (regardless of the aggregate principal amount of the Indebtedness then outstanding hereunder), or if all of the Banks' commitments to extend credit hereunder shall have terminated, then Banks holding 66-2/3% of the aggregate principal amount of the Indebtedness then outstanding (using the Current Dollar Equivalent of any such Indebtedness outstanding in any Alternate Currency, and provided that, for purposes of determining Majority Banks hereunder, Indebtedness outstanding under the Swing Line Note shall be allocated among the Banks based upon their respective Percentages of the Revolving Credit)."

     3. Section 1.145 is added, as follows:

        "1.145. `Weighted Percentage' shall mean with respect to any Bank, its percentage share of the credit facility provided to CAC and/or the Permitted Borrower under this Agreement, such percentage share equal to
   (a) the aggregate amount of such Bank's commitments with respect to the Revolving Credit plus the Line of Credit divided by (b) the sum of the Revolving Credit Maximum Amount plus the Line of Credit Maximum Amount, as such



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        Weighted Percentage is set forth on Exhibit "D" under Column 3, as such
        Exhibit may be revised from time to time by Agent in accordance with
        Section 13.8(d)hereof."

        4. Section 8.5(e) is hereby amended to add at the beginning of said section the following:

            "Debt consisting of interest rate protection agreements or foreign currency exchange agreements (including foreign currency hedges and swaps) entered into between the Company and/or the Permitted Borrower and a Bank, or any Affiliate of a Bank, to manage existing or anticipated interest rate or foreign exchange rate risk and not for speculative purposes, and".

        5. Section 10 of the Credit Agreement is amended as follows:

                        (i)         Section 10.2 (Application of Proceeds) is
                               amended by deleting the word "Indebtedness" in the eighth line thereof and by adding the phrase "of the Revolving Credit and of the Line of Credit" immediately following the phrase "Percentages of the" in the seventh line thereof.

                       (ii)         Section 10.3 (Pro-rata Recovery) is amended
                               by adding the phrase "Revolving Credit or of the Line of Credit, as the case may be," immediately following the term "Percentages" in the eleventh line thereof.

        6. Section 12 of the Credit Agreement is amended as follows:

(a) Section 12.1 (Appointment of Agent) is amended by adding the term "Weighted" between the words "such Bank's" and "Percentage" in the fifteenth line thereof.

        (b) Section 12.12 (Indemnification) is amended by adding the term "Weighted" between the words "respective" and "Percentages" in the fourth line thereof.

        7. Section 13 of the Credit Agreement is amended as follows:

(a) Section 13.4 (Interest) is amended by adding the phrase "of the Revolving Credit or of the Line of Credit, as applicable," immediately following the words "such Bank's Percentage" in the seventh line thereof.

        (b) Section 13.11 (Amendment and Waiver) is amended by deleting the "or" immediately preceding the "(h)" in the seventh line of the carry-over page thereof and by adding the following new clause (i) immediately following the words "this Section 13.11,":

        "or (i) change the definition of 'Majority Banks' or 'Weighted Percentage',".

     8. New Exhibit "D" (setting forth the applicable Percentages, as revised hereunder) in the form attached to this Second Amendment as Attachment 1 shall replace existing Exhibit "D".

     9. This Second Amendment shall become effective upon satisfaction by the Company and the Permitted Borrower of the following conditions:


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     (a) Agent shall have received counterpart originals of this Second
Amendment, together with replacement Line of Credit Notes (reflecting the aforesaid increase in the Line of Credit, taking into account the new Percentages established under replacement Exhibit "D", attached hereto), in each case duly executed and delivered by Company and by the Permitted Borrower, in form satisfactory to Agent and the Banks;

     (b) Agent shall have received from the Company and the Permitted Borrower a certification that all necessary actions have been taken by such parties to authorize execution and delivery of this Second Amendment and the replacement Line of Credit Notes, supported by such resolutions or other evidence of corporate authority or action as reasonably required by Agent and the Majority Banks; and

     (c) Company shall have paid to Agent a closing fee in accordance with that certain fee letter entered into between Company and Agent as of June 26, 1996, for distribution to the Banks in accordance with such fee letter.

   10. Company and Permitted Borrower ratify and confirm, as of the date hereof, each of the representations and warranties set forth in Sections 6.1 through 6.22, inclusive, of the Credit Agreement and acknowledge that such representations and warranties are and shall remain continuing representations and warranties during the entire life of the Credit Agreement.

   11. Except as specifically set forth above, this Second Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement, any of the Notes issued thereunder or any of the other Loan Documents, or to constitute a waiver by the Banks or Agent of any right or remedy under the Credit Agreement, any of the Notes issued thereunder or any of the other Loan Documents.

   12. Unless otherwise defined to the contrary herein, all capitalized terms used in this Second Amendment shall have the meaning set forth in the Credit Agreement.

   13. This Second Amendment may be executed in counterpart in accordance with Section 13.10 of the Credit Agreement.

                    [SIGNATURES FOLLOW ON SUCCEEDING PAGES.]


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  WITNESS the due execution hereof as of the day and year first above written.


COMERICA BANK,                  CREDIT ACCEPTANCE CORPORATION
as Agent




By:                             By:
    -----------------------         -----------------------

Its:                            Its:
    -----------------------         -----------------------

One Detroit Center
500 Woodward Avenue
Detroit, Michigan 48226
Attention: Douglas Busk
                                CREDIT ACCEPTANCE CORPORATION
                                   UK LIMITED



                                By:
                                     -----------------------

                                Its:
                                     -----------------------


BANKS:


COMERICA BANK                   LASALLE NATIONAL BANK

By:                             By:
    -----------------------         -----------------------

Its:                            Its:
    -----------------------         -----------------------



NBD BANK                        BANK HAPOALIM, B.M.

By:                             By:
    -----------------------         -----------------------

Its:                            Its:
    -----------------------         -----------------------


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FIFTH THIRD BANK OF             HARRIS TRUST AND SAVINGS BANK
NORTHWESTERN OHIO, N.A.


By:                             By:
    -----------------------         -----------------------

Its:                            Its:
    -----------------------         -----------------------


MERCANTILE BANK OF ST. LOUIS    THE BANK OF NEW YORK
NATIONAL ASSOCIATION


By:                             By:
    -----------------------         -----------------------

Its:                            Its:
    -----------------------         -----------------------



THE SUMITOMO BANK, LIMITED,
CHICAGO BRANCH


By:
    -----------------------

Its:
    -----------------------

By:
    -----------------------

Its:
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                                   EXHIBIT D




                       Percentages of        Amount of Revolving   Percentages of Line
        Banks          Revolving Credit      Credit Commitment     of Credit
        -----          ----------------      -------------------   -------------------
Comerica Bank             25.00000%              $15,000,000              23.36955%
LaSalle National Bank     16.66667%              $10,000,000              21.19565%
Bank Hapoalim, B.M.       12.50000%              $ 7,500,000               8.15217%
NBD Bank                  12.50000%              $ 7,500,000              13.58696%
The Sumitomo Bank,
Limited, Chicago
Branch                     8.33333%              $ 5,000,000               7.60870%
Harris Trust and
Savings Bank               8.33333%              $ 5,000,000               7.60870%
The Bank of New York       8.33333%              $ 5,000,000              10.86957%
Mercantile Bank of
St. Louis National
Association                4.16667%              $ 2,500,000               3.80435%
Fifth Third Bank of
Northwestern Ohio,
N.A.                       4.16667%              $ 2,500,000               3.80435%
        Total             100.00000%             $60,000,000             100.00000%
                          =========              ===========             =========




                       Amount of Line of                           Total Amount of
        Banks          Credit Commitment     Weighted Percentages  Commitments
        -----          -----------------     --------------------  ---------------
Comerica Bank           $21,500,000                 24.01316%         $ 36,500,000

LaSalle National Bank   $19,500,000                 19.40789%         $ 29,500,000

Bank Hapoalim, B.M.     $ 7,500,000                  9.86842%         $ 15,000,000

NBD Bank                $12,500,000                 13.15789%         $ 20,000,000

The Sumitomo Bank,
Limited, Chicago
Branch                  $ 7,000,000                  7.89474%         $ 12,000,000

Harris Trust and
Savings Bank            $ 7,000,000                  7.89474%         $ 12,000,000

The Bank of New York    $10,000,000                  9.86842%         $ 15,000,000
Mercantile Bank of
St. Louis National
Association             $ 3,500,000                  3.94737%         $  6,000,000

Fifth Third Bank of
Northwestern Ohio,
N.A.                    $ 3,500,000                  3.94737%         $  6,000,000
        Total           $92,000,000                 100.00000%        $152,000,000
                       ============                 =========         ============
